8. Income Taxes: Schedule of Components of the net deferred tax asset (Tables)	12 Months Ended
Dec. 31, 2018
Tables/Schedules
Schedule of Components of the net deferred tax asset

	2018 $	2017 $	2016 $

Loss Before Taxes	(558,974)	(931,290)	(1,169,425)
Statutory rate	21%	34%	34%

Computed expected tax recovery	(117,384)	(316,639)	(397,605)
Non-deductible expenses	7,946	44,968	67,418
Change in tax rates	1,511,910	–	–
Change in valuation allowance	(1,402,472)	271,671	330,187

Income tax expense	–	–	–